                                                                    Exhibit 23.4


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-1348) of our report, dated March 27, 1996, which report appears in the Annual Report on Form 10-K for the year ended December 31, 1996 relating to Cityscape Financial Corp. and its subsidiaries.

BDO STOY HAYWARD
London, England
March 27, 1997